SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 13, 2001


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



        Tennessee                    001-11421                  61-0502302
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                           Identification No.)

                     100 Mission Ridge
                 Goodlettsville, Tennessee               37072
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         (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)

ITEM 9.                      REGULATION FD DISCLOSURE

On Ju1y 12, Dollar General Corporation (the "Company") issued a news release with respect to June sales results, year-to-date new store openings, July sales expectations, and sales and new store opening expectations for the second quarter ending August 3, 2001. Information regarding unaudited category sales and unaudited customer transactions for the five-weeks ending July 6, 2001 were also disclosed. Copies of the news release and the data regarding unaudited sales and customer transactions are incorporated herein by reference and attached hereto as Exhibits 99.1 and 99.2. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             DOLLAR GENERAL CORPORATION
                                                   (Registrant)



July 13, 2001                                By: /s/ Larry K. Wilcher
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                                                Larry K. Wilcher
                                                General Counsel and
                                                Corporate Secretary


Exhibit Index
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Exhibit No.       Item

                  99.1 News Release issued by Dollar General Corporation
                       dated July 12, 2001

                  99.2 Dollar General Corporation unaudited category sales
                       and unaudited customer transactions